Sprout Social Announces Second Quarter 2023 Financial Results Above Guidance Range CHICAGO, August 3, 2023 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (Nasdaq: SPT), an industry-leading provider of cloud-based social media management software, today announced financial results for its second quarter ended June 30, 2023. “Our strategic business transformation is becoming more pronounced and has Sprout at the beginning of our next great growth chapter,” said Justyn Howard, Sprout Social’s CEO and co-founder. “Our enterprise growth rate has further accelerated, our partnerships continue to show great progress and our multi-year investments in customer care, AI & automation each provide confidence in increasingly durable and efficient growth. Our acquisition of Tagger positions Sprout to extend our leadership into the influencer marketing market for a new growth and value creation opportunity.” Second Quarter 2023 Financial Highlights Revenue ● Revenue was $79.3 million, up 29% compared to the second quarter of 2022. ● ARR from customers contributing >$2,000 in ARR grew 33% year-over-year and represents 96% of total ARR. ● ARR was $326.1 million, up 27% compared to the second quarter of 2022. ● Total remaining performance obligations (RPO) of $206.4M, up 62% year-over-year and a record 63% of ARR. ● Acquired a record 176 customers through our partnership with Salesforce. Operating Loss ● GAAP operating loss was ($14.9) million, compared to ($14.5) million in the second quarter of 2022. ● Non-GAAP operating income was $1.9 million, compared to a Non-GAAP operating loss of ($1.9) million in the second quarter of 2022. Net Loss ● GAAP net loss was ($13.1) million, compared to ($14.6) million in the second quarter of 2022. ● Non-GAAP net income was $3.8 million, compared to a Non-GAAP net loss of ($1.9) million in the second quarter of 2022. ● GAAP net loss per share was ($0.24) based on 55.5 million weighted-average shares of common stock outstanding, compared to ($0.27) based on 54.5 million weighted-average shares of common stock outstanding in the second quarter of 2022. ● Non-GAAP net income per share was $0.07 based on 55.5 million weighted-average shares of common stock outstanding, compared to Non-GAAP net loss per share of ($0.04) based on 54.5 million weighted-average shares of common stock outstanding in the second quarter of 2022. Cash ● Cash and equivalents and marketable securities totaled $192.4 million as of June 30, 2023, up from $187.2 million as of March 31, 2023. ● Net cash generated by operating activities was $6.3 million, compared to $1.3 million in the second quarter of 2022. ● Free cash flow was $6.0 million, compared to $0.7 million in the second quarter of 2022. See “Customer Metrics” and “Use of Non-GAAP Financial Measures” below for how Sprout Social defines customers, ARR, Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share, free cash flow and the financial tables that accompany this release for reconciliations of these measures to their closest comparable GAAP measures. Customer Metrics

● Grew number of customers contributing over $10,000 in ARR to 7,391 customers as of June 30, 2023, up 27% compared to June 30, 2022. ● Grew number of customers contributing over $50,000 in ARR to 1,119 customers as of June 30, 2023, up 48% compared to June 30, 2022. ● Total number of customers as of June 30, 2023 was 33,159, down 1% compared to June 30, 2022. ● Non-core customers contributing less than $2,000 in ARR was 7,387 as of June 30, 2023, down 50% compared to June 30, 2022. ● ARR from non-core customers contributing less than $2,000 in ARR declined 35% year-over-year and now represents 4% of total ARR. Recent Customer Highlights ● During the fourth quarter, we had the opportunity to grow with great customers like PACCAR, Cintas, Klaviyo, Irving Oil, Heartland Financial, Jollibee Foods, Cedars-Sinai Medical, Arnott’s, Bobcat, Salix Pharmaceuticals and the Federal Deposit Insurance Corporation (FDIC). Recent Business Highlights Sprout Social recently: ● Released new research conducted by The Harris Poll that looked at how business leaders are investing in social media and its impact throughout their organizations. The report, The 2023 State of Social Media: AI & Data Take Center Stage, found 80% of business leaders anticipate their company’s social media budget to increase over the next three years (here). ● Announced a continued strategic partnership with Twitter to empower customers to harness the power of Twitter to develop more informed, customer-centric strategies (here). ● Recognized by Great Place to Work as a Best Workplace in Chicago and Best Workplace for Millennials. ● Named on the 2023 Crain's Chicago Business Fast 50 list. Third Quarter and 2023 Financial Outlook For the third quarter of 2023, the Company currently expects: ● Total revenue to be between $84.1 million and $84.2 million. Services revenue will be lower than 2022 levels. ● Non-GAAP operating loss to be between ($2.8) million and ($2.7) million. ● Non-GAAP net loss per share of roughly ($0.05) based on approximately 56.5 million weighted-average shares of common stock outstanding. “We are pleased to see our focus on unit economics deliver improving margins and very strong free cash flow growth” said Joe Del Preto, CFO. “Our enterprise business is accelerating, while we cycle out unprofitable revenue. We believe the addition of Tagger will strategically accelerate our momentum as Sprout paces towards our new $1B subscription revenue target.” For the full year 2023, the Company currently expects: ● Total revenue to be between $328.6 million and $328.7 million. Services revenue will be lower than 2022 levels. ● We have more decisively modeled our lowest customer tier ARR to zero exiting 2023, which we believe reduces forecast risk of this business that has been strategically de-prioritized. We expect that Q2 will represent the slowest pace of ARR growth this year. ● Non-GAAP operating income between $1.4 million and $1.5 million. ● This implies year-over-year Non-GAAP operating margin improvement of roughly 200bps, compared with our prior range of 225bps to 235bps year-over-year. On a Sprout organic basis, we are raising our margin forecast for 2023 and expect that the temporal absorption of Tagger will become a positive contributor to margin expansion in 2024. ● Non-GAAP net income per share of approximately $0.07 based on approximately 56.0 million weighted-average shares of common stock outstanding.

The Company’s third quarter and 2023 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income (loss), net loss per share, the most directly comparable GAAP measure to non-GAAP net income (loss) per share, or operating margin, the most directly comparable GAAP measure to Non-GAAP operating margin, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income (loss), non-GAAP net income (loss) per share and non-GAAP operating margin and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 4:00 p.m. Central Time (5:00 p.m. Eastern Time) today, August 3, 2023. Online registration for this event conference call can be found at https://conferencingportals.com/event/erDuDzWx. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a global leader in social media management and analytics software. Sprout’s unified platform puts powerful social data into the hands of more than 30,000 brands so they can make strategic decisions that drive business growth and innovation. With a full suite of social media management solutions, Sprout offers comprehensive publishing and engagement functionality, customer care, connected workflows and AI-powered business intelligence. Sprout’s award-winning software operates across all major social media networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “intend,” “long-term model,” “may,” “might” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q3 and 2023 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: we may not be able to sustain our revenue and customer growth rate in the future; price increases have and may continue to negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms; if we are unable to attract potential customers through unpaid channels, convert this traffic to free trials or convert free trials to paid subscriptions, our business and results of operations may be adversely affected; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market and economic conditions, such as recession risks, effects of inflation, labor shortages, supply chain issues, higher interest rates, the impacts of current and potential future bank failures and geopolitical impacts of Russia’s invasion of Ukraine, could adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; and changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 22, 2023, as supplemented by our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on May 3, 2023 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the SEC as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current instability in market and economic conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that use of these non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, which is often unrelated to overall operating performance. Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit as a percentage of revenue. Non-GAAP operating income (loss). We define non-GAAP operating income (loss) as GAAP loss from operations, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP operating income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation and acquisition-related expenses, which are often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP operating income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Non-GAAP operating margin. We defined non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income (loss). We define non-GAAP net income (loss) as GAAP net loss, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP net income (loss) provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation and acquisition-related expenses, which are often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP net income (loss) to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Non-GAAP net income (loss) per share. We define non-GAAP net income (loss) per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense and acquisition-related expenses. We believe non-GAAP net income (loss) per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation and acquisition-related expenses, which are often unrelated to overall operating performance. During the second quarter of 2023, we revised our definition of non-GAAP net income (loss) per share to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Free cash flow. We define free cash flow as net cash provided by (used in) operating activities less expenditures for property and equipment. Free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after expenditures for property and equipment, is not available for strategic initiatives.

Free cash flow margin. We define free cash flow margin as free cash flow as a percentage of revenue. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense and acquisition-related expenses. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation and acquisition-related expenses. During the second quarter of 2023, we revised our definition of non-GAAP general and administrative expenses to exclude acquisition-related expenses in connection with our acquisition of Tagger, Inc. Customer Metrics Annual recurring revenue (“ARR”). We define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period. We believe ARR is an indicator of the scale of our entire platform while mitigating fluctuations due to seasonality and contract term. Number of customers. We define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We believe that the number of customers using our platform is an indicator of our market penetration. Number of customers contributing less than $2,000 in ARR. We define number of customers contributing less than $2,000 in ARR as those on a paid subscription plan that had less than $2,000 in ARR as of a period end. We view the number of customers that contribute less than $2,000 in ARR as a measure of our non-core customer base. Number of customers contributing more than $2,000 in ARR. We define number of customers contributing more than $2,000 in ARR as those on a paid subscription plan that had more than $2,000 in ARR as of a period end. We view the number of customers that contribute more than $2,000 in ARR as a measure of our core customer base. Number of customers contributing more than $10,000 in ARR. We define number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing more than $50,000 in ARR. We define number of customers contributing more than $50,000 in ARR as those on a paid subscription plan that had more than $50,000 in ARR as of a period end. We view the number of customers that contribute more than $50,000 in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial

Contact Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Jason Rechel Twitter: @SproutSocialIR Email: jason.rechel@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended June 30, 2023 2022 Revenue Subscription $ 78,690 $ 60,732 Professional services and other 625 700 Total revenue 79,315 61,432 Cost of revenue(1) Subscription 17,972 14,876 Professional services and other 262 264 Total cost of revenue 18,234 15,140 Gross profit 61,081 46,292 Operating expenses Research and development(1) 18,956 15,374 Sales and marketing(1) 39,307 30,350 General and administrative(1) 17,735 15,101 Total operating expenses 75,998 60,825 Loss from operations (14,917) (14,533) Interest expense (35) (28) Interest income 2,140 321 Other (expense) income, net (148) (290) Loss before income taxes (12,960) (14,530) Income tax expense 125 80 Net loss $ (13,085) $ (14,610) Net loss per share attributable to common shareholders, basic and diluted $ (0.24) $ (0.27)

Weighted-average shares outstanding used to compute net loss per share, basic and diluted 55,499,399 54,502,809 (1) Includes stock-based compensation expense as follows: Three Months Ended June 30, 2023 2022 Cost of revenue $ 857 $ 766 Research and development 4,327 3,060 Sales and marketing 7,206 5,959 General and administrative 3,986 2,879 Total stock-based compensation expense $ 16,376 $ 12,664 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Six Months Ended June 30, 2023 2022 Revenue Subscription $ 153,432 $ 117,512 Professional services and other 1,095 1,349 Total revenue 154,527 118,861 Cost of revenue(1) Subscription 34,605 28,633 Professional services and other 504 498 Total cost of revenue 35,109 29,131 Gross profit 119,418 89,730 Operating expenses Research and development(1) 36,832 28,439 Sales and marketing(1) 76,212 55,962 General and administrative(1) 33,224 29,471 Total operating expenses 146,268 113,872 Loss from operations (26,850) (24,142) Interest expense (63) (99) Interest income 4,160 444 Other (expense) income, net (357) (398) Loss before income taxes (23,110) (24,195) Income tax expense 227 170 Net loss $ (23,337) $ (24,365) Net loss per share attributable to common shareholders, basic and diluted $ (0.42) $ (0.45) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 55,331,151 54,356,817

(1) Includes stock-based compensation expense as follows: Six Months Ended June 30, 2023 2022 Cost of revenue $ 1,358 $ 1,214 Research and development 7,929 4,785 Sales and marketing 13,776 10,177 General and administrative 6,969 4,880 Total stock-based compensation expense $ 30,032 $ 21,056 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) June 30, 2023 December 31, 2022 Assets Current assets Cash and cash equivalents $ 74,365 $ 79,917 Marketable securities 106,072 92,929 Accounts receivable, net of allowances of $1,505 and $1,789 at June 30, 2023 and December 31, 2022, respectively 42,282 35,833 Deferred Commissions 23,216 20,369 Prepaid expenses and other assets 13,412 6,418 Total current assets 259,347 235,466 Marketable securities, noncurrent 12,012 12,995 Property and equipment, net 11,125 11,949 Deferred commissions, net of current portion 21,180 19,638 Operating lease, right-of-use asset 8,780 9,503 Goodwill 8,910 2,299 Intangible assets, net 3,068 2,006 Other assets, net 53 64 Total assets $ 324,475 $ 293,920 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 9,232 $ 4,988 Deferred revenue 115,882 95,740 Operating lease liability 3,651 3,499 Accrued wages and payroll related benefits 13,218 14,257 Accrued expenses and other 15,669 14,322

Total current liabilities 157,652 132,806 Deferred revenue, net of current portion 779 490 Operating lease liability, net of current portion 16,425 18,287 Other non-current liabilities 477 - Total liabilities 175,333 151,583 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 51,293,395 and 48,419,326 shares issued and outstanding, respectively, at June 30, 2023; 50,413,415 and 47,562,911 shares issued and outstanding, respectively, at December 31, 2022 4 4 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 7,517,526 and 7,310,582 shares issued and outstanding, respectively, at June 30, 2023; 7,667,376 and 7,460,432 shares issued and outstanding, respectively, at December 31, 2022 1 1 Additional paid-in capital 432,955 401,419 Treasury stock, at cost (34,102) (32,733) Accumulated other comprehensive loss (394) (369) Accumulated deficit (249,322) (225,985) Total stockholders’ equity 149,142 142,337 Total liabilities and stockholders’ equity $ 324,475 $ 293,920 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended June 30, 2023 2022 Cash flows from operating activities Net loss $ (13,085) $ (14,610) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 804 703 Amortization of premium (accretion of discount) on marketable securities (1,007) 10 Amortization of acquired intangible assets 372 260 Amortization of deferred commissions 6,316 4,447 Amortization of right-of-use operating lease asset 368 189 Stock-based compensation expense 16,376 12,664 Provision for accounts receivable allowances 507 532 Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (6,048) (2,316)

Prepaid expenses and other current assets (35) 593 Deferred commissions (8,803) (6,674) Accounts payable and accrued expenses 4,592 2,587 Deferred revenue 6,810 3,551 Lease liabilities (873) (669) Net cash provided by operating activities 6,294 1,267 Cash flows from investing activities Expenditures for property and equipment (261) (600) Purchases of marketable securities (33,007) (40,747) Proceeds from maturity of marketable securities 24,621 26,570 Proceeds from sale of marketable securities (33) - Net cash used in investing activities (8,680) (14,777) Cash flows from financing activities Proceeds from exercise of stock options 29 8 Proceeds from employee stock purchase plan 1,427 675 Employee taxes paid related to the net share settlement of stock-based award (270) (274) Net cash provided by financing activities 1,186 409 Net decrease in cash, cash equivalents, and restricted cash (1,200) (13,101) Cash, cash equivalents, and restricted cash Beginning of period 78,411 81,662 End of period $ 77,211 $ 68,561 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Six Months Ended June 30, 2023 2022 Cash flows from operating activities Net loss $ (23,337) $ (24,365) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 1,512 1,399 Amortization of line of credit issuance costs - 30 Amortization of premium (accretion of discount) on marketable securities (1,889) 143 Amortization of acquired intangible assets 738 521 Amortization of deferred commissions 12,171 8,467 Amortization of right-of-use operating lease asset 723 368 Stock-based compensation expense 30,032 21,056 Provision for accounts receivable allowances 860 623 Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (7,196) (4) Prepaid expenses and other current assets (4,133) (2,275) Deferred commissions (16,560) (12,991) Accounts payable and accrued expenses 3,003 4,128

Deferred revenue 20,364 10,889 Lease liabilities (1,710) (1,320) Net cash provided by operating activities 14,578 6,669 Cash flows from investing activities Expenditures for property and equipment (644) (913) Payments for business acquisition, net of cash acquired (6,432) - Purchases of marketable securities (63,085) (106,832) Proceeds from maturity of marketable securities 47,252 63,070 Proceeds from sale of marketable securities 5,538 - Net cash used in investing activities (17,371) (44,675) Cash flows from financing activities Payments for line of credit issuance costs - (23) Proceeds from exercise of stock options 29 14 Proceeds from employee stock purchase plan 1,427 675 Employee taxes paid related to the net share settlement of stock-based award (1,369) (1,213) Net cash (used in) provided by financing activities 87 (547) Net decrease in cash, cash equivalents and restricted cash (2,706) (38,553) Cash, cash equivalents, and restricted cash Beginning of period 79,917 107,114 End of period $ 77,211 $ 68,561 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Reconciliation of Non-GAAP gross profit Gross profit $ 61,081 $ 46,292 $ 119,418 $ 89,730 Stock-based compensation expense 857 766 1,358 1,214 Non-GAAP gross profit $ 61,938 $ 47,058 $ 120,776 $ 90,944 Reconciliation of Non-GAAP operating income (loss) Loss from operations $ (14,917) $ (14,533) $ (26,850) $ (24,142) Stock-based compensation expense 16,376 12,664 30,032 21,056 Acquisition-related expenses 466 - 466 - Non-GAAP operating income (loss) $1,925 ($1,869) $3,648 ($3,086) Reconciliation of Non-GAAP net income (loss) Net loss $ (13,085) $ (14,610) $ (23,337) $ (24,365) Stock-based compensation expense 16,376 12,664 30,032 21,056 Acquisition-related expenses 466 - 466 -

Non-GAAP net income (loss) $3,757 $(1,946) $ 7,161 $ (3,309) Reconciliation of Non-GAAP net income (loss) per share Net loss per share attributable to common shareholders, basic and diluted $ (0.24) $ (0.27) $ (0.42) $ (0.45) Stock-based compensation expense 0.30 0.23 0.54 0.39 Acquisition-related expenses 0.01 - 0.01 - Non-GAAP net income (loss) per share $ 0.07 $ (0.04) $ 0.13 $ (0.06) Reconciliation of free cash flow Net cash provided by operating activities $ 6,294 $ 1,267 $ 14,578 $ 6,669 Expenditures for property and equipment (261) (600) (644) (913) Free cash flow $ 6,033 $ 667 $ 13,934 $ 5,756